Exhibit 10.1

FOURTH AMENDMENT TO

COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Fourth Amendment to the Commercial Outsourcing Services Agreement (this “Amendment”) is between AMAG Pharmaceuticals, Inc. (the “Company”) and Integrated Commercialization Solutions, Inc. (“ICS”).  This Amendment is effective as of August 1, 2013 (the “Amendment Effective Date”).

RECITALS

A.            The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated October 2008, as amended by the First Amendment dated April 14, 2011, the Second Amendment dated December 1, 2011, and the Third Amendment dated August 1, 2012 (as amended, the “Agreement”);

B.            Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

C.            The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.              Defined Terms.  Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement.  If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.   Section 6.2 Food and Drug Act.  Section 6.2(c) and (d) only apply to Feraheme® (ferumoxytol) Injection,

3.              Schedule A.  The parties agree that Schedule A to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule A.

3.              Schedule B.  The parties agree that Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule B.

4.              No Other Changes.  Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.		AMAG Pharmaceuticals, Inc.

By:	/s/ Stephen W. McKinnon	By:	/s/ Gregory Madison

Name:	Stephen W. McKinnon	Name:	Gregory Madison

Title:	SVP, GM	Title:	EVP & Chief Commercial Officer